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                                                                    EXHIBIT (23)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10K into the Company's previously filed Registration Statement on Form S-8 File No. 33-48215.


                                                            ARTHUR ANDERSEN LLP

Dallas, Texas
    March 28, 1996